EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Capital-Force ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Capital-Force ETF Trust for the period ended April 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Capital-Force ETF Trust for the stated period.

/s/ Mark Andrew MacArthur	/s/ James Gallo
Mark Andrew MacArthur Principal Executive Officer, Capital-Force ETF Trust	James Gallo Principal Financial Officer, Capital-Force ETF Trust

Dated:	6-30-2026	Dated:	6-30-2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Capital-Force ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.